UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21791

Global Income & Currency Fund Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Gains from an Enhanced Global Debt Strategy

Semi-Annual Report

June 30, 2012

Global Income &
Currency Fund Inc.

GCF

Nuveen Global
Government
Enhanced Income Fund

JGG

Nuveen Multi-Currency
Short-Term
Government Income Fund

JGT

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Price Information	10

Performance Overviews	13

Shareholder Meeting Report	16

Portfolios of Investments	17

Statement of Assets & Liabilities	25

Statement of Operations	26

Statement of Changes in Net Assets	27

Financial Highlights	30

Notes to Financial Statements	33

Annual Investment Management Agreement Approval Process	49

Reinvest Automatically, Easily and Conveniently	58

Glossary of Terms Used in this Report	60

Additional Fund Information	63

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Global Income & Currency Fund Inc. (GCF)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

These Funds are managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Steve Lee, CFA, and Timothy Palmer, CFA, manage the Funds. Steve has more than 15 years of industry experience and Timothy has more than 25 years of experience. Here they discuss their management strategy and the performance of the Funds during the six-month period ending June 30, 2012.

What key strategies were used to manage the Funds during this six-month reporting period?

GCF seeks to provide current income while also seeking total returns. The Fund is comprised of a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund seeks to gain exposure to these foreign currencies by investing in short-term foreign sovereign debt and other instruments that provide foreign currency exposure. The currencies are selected based on our global economic outlook and fundamental analysis. We look at factors such as trading liquidity, as well as political and economic factors to eliminate currencies we believe to be too volatile or otherwise undesirable for investment at that time.

The Fund may buy or sell foreign sovereign debt securities, or may use currency contracts that provide similar exposure. In addition, the Fund seeks to improve the Fund's risk-adjusted returns by helping to reduce exposure to specific currencies when it appears, in our opinion, that market conditions or trends will cause their value to decline significantly.

JGG seeks to provide a high level of current income and gains, as well as capital preservation. The Fund invests in global government debt securities directly or indirectly by investing in debt related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. dollar and up to 30% may be invested in emerging market government securities. The Fund also features a foreign currency strategy that seeks to take long positions in countries with higher yielding government debt and short positions in countries with lower yielding debt. This strategy may potentially create the economic effect of financial leverage.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since inception returns for GCF and its comparative index are from 4/28/06; since inception returns for JGG and its comparative index are from 6/27/06; since inception returns for JGT and its comparative index are from 4/25/07.

***  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

JGT seeks to provide the potential for an attractive level of current income and total return. The Fund invests directly and indirectly in a portfolio of short-term international government securities with approximately 50% denominated in unhedged, non-U.S. currencies. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage.

How did the Funds perform over this period?

The performance of the Funds, as well as comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*

For periods ended 6/30/12

Fund	6-Month	1-Year	5-Year	Since Inception**
GCF	4.80%	-0.79%	0.84%	2.61%
3-Month LIBOR***	0.28%	0.39%	1.71%	2.32%
JGG	3.49%	6.45%	4.93%	5.01%
Citigroup Currency-Hedged World Government Bond Index***	2.16%	6.84%	5.33%	5.17%
JGT	5.64%	-4.95%	2.96%	3.59%
Citigroup Non-U.S. World Government Bond Index***	-0.02%	0.44%	7.39%	5.08%

For the six-month period ended June 30, 2012, all three funds outperformed their respective index. It should be noted that while each of these Funds focuses to a large degree on managing foreign government debt and currency exposures, none of these Funds are designed for close comparison to a particular measure of market performance.

GCF's currency strategy which invests in a basket of high yielding currencies and shorts a basket of low yielding currencies was well positioned given the improvement in global economic and market conditions during the first quarter of 2012. The second quarter of 2012, proved to be difficult for risk assets as a broad slowdown in global growth together with renewed political discord and sovereign funding pressures in Europe negatively impacted the markets. Europe slowed into recession, and concerns over developing economic growth mounted. These dynamics resulted in a renewed investor risk aversion and sparked another flight to quality episode. GCF's outperformance was mainly due to the positive performance of its currency carry strategy, buying currencies expected to appreciate and selling currencies expected to depreciate, as well as the weakness of the U.S. dollar during the first half of the reporting period. Overall, the Fund benefited from its long positions in the Turkish lira, Chilean peso and the Brazilian real dollar and its short position in the Euro and Japanese yen, while short positions in the British pound and Philippine peso detracted from performance.

During the reporting period, the JGG's fixed income positions outperformed the Citigroup Index. The Fund's long fixed income positions in New Zealand, Mexico and South Africa positively contributed to performance. Our underweight interest rate exposures in

Nuveen Investments

Japan and Italy detracted from performance. From a currency perspective, our long positions in the Turkish lira, Mexican peso and Colombian peso and short position in the Japanese yen contributed positively, while short positions in the British pound detracted.

During this period, JGG held positions in interest rate swaps, receiving and paying a fixed rate of interest at various points of the yield curve in different countries. These transactions were designed to benefit from potential relative interest rate moves, and the shapes of the yield curves, in a variety of countries. Treasury futures were also utilized to manage U.S. interest rate exposure.

JGT's outperformance was mainly due to the weakness of the U.S. dollar during the first quarter of 2012. During the first half of the reporting period, we maintained a significant overweight position in currencies with competitive economies and strong fiscal positions. The second quarter of 2012 realized an increase in the strength of the U.S. dollar, especially as compared to high-beta emerging market currencies. These currencies sold off significantly in May 2012, when the financial markets were under stress. The Fund's long positions in the Turkish lira, Mexican peso and Brazilian real, as well as underweight in the Japanese yen, contributed to the Fund's outperformance, The Fund's long positions in the Indian rupee and British pound detracted from performance.

JGT also purchased short term call options on the Turkish lira, sold put options on the Turkish lira with higher strikes and reduced FX forward positions to rebalance the net currency exposure to the Turkish lira. These option transactions would benefit from currency appreciation. We exercised these options as they expired in-the-money.

In both JGG and JGT, foreign currency exchange contracts were used both to reduce risk and to take active currency exposures. Currency forward contracts were used to reduce risk by hedging the foreign currency risk associated with the Fund's foreign debt investments. The Funds also actively managed the currency exposures through currency forwards in an attempt to benefit from the potential appreciation.

Investment Policy and Name Changes for JGG

On August 1, 2012 (subsequent to the close of this reporting period), JGG's Board of Trustees approved repositioning the Fund and changing its investment policies to feature a multi-sector, global bond strategy. JGG's investment objective of high current income with a secondary objective of seeking capital preservation will remain unchanged. The Board of Trustees also approved changing the Fund's name to Nuveen Global Income Opportunities Fund. Shareholders received written notice of these changes, which will become effective on October 10, 2012.

Fund Reorganization and Name Change for JGT

On August 1, 2012 (subsequent to the close of this reporting period), GCF's and JGT's Board of Directors/Trustees approved a plan to reposition JGT's portfolio and subsequently to merge GCF into JGT. The Funds' Board of Directors/Trustees also approved changing JGT's name to Nuveen Diversified Currency Opportunities Fund. The portfolio repositioning and subsequent merger does not require approval from JGT shareholders.

Nuveen Investments

JGT shareholders, however, will receive 60 days advance written notice before the name change is effective and the Fund begins repositioning its portfolio. GCF will hold a special shareholder meeting in the fourth quarter of 2012 on the proposed merger with JGT.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. The following risks are listed in order of priority.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share net asset value (NAV), market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Below-Investment Grade Risk. Investments in securities below-investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolios will fail to make dividend or interest payments when due.

Nuveen Investments

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Currency Risk. Changes in exchange rates will affect the value of a Fund's investments.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter- parties to these transactions will be unable to meet their obligations.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Forward Currency Contracts Risk. Forward currency contracts are not standardized and are substantially unregulated. Principals are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Potential New Regulatory Burden Risk. The Funds are presently exempt from regulation by the Commodity Futures Trading Commission ("CFTC"). However, the CFTC has recently adopted amendments to its rules, which, upon their compliance dates, may subject the Funds to regulation by the CFTC and impose on them additional disclosure, reporting and recordkeeping obligations. Compliance with these additional obligations may increase Fund expenses. Certain of the rules that would apply to the Funds if they become subject to CFTC regulation have not yet been adopted, and it is unclear what effect such rules would have on the Funds if they are adopted.

Nuveen Investments

Share Distribution and
Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of June 30, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the quarterly distribution for GCF remained stable. JGG reduced its quarterly distribution to shareholders during June. JGT reduced its quarterly distribution to shareholders during June. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of the distribution as a return of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

Nuveen Investments

****  JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2012. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 6/30/12	GCF	JGG	JGT
Inception date	4/28/06	6/27/06	4/25/07
Six months ended June 30, 2012:
Per share distribution:
From net investment income	$0.45	$0.29	$0.43
From realized capital gains	0.00	0.13	0.00
Return of capital	0.00	0.19	0.18
Total per share distribution	$0.45	$0.61	$0.61
Annualized distribution rate on NAV	6.17%	7.93%	8.59%
Average annual total returns:
Excluding retained gain tax credit/refund****:
6-Month (Cumulative) on NAV	4.80%	3.49%	5.64%
1-Year on NAV	-0.79%	6.45%	-4.95%
5-Year on NAV	0.84%	4.93%	2.96%
Since inception on NAV	2.61%	5.01%	3.59%
Including retained gain tax credit/refund****:
6-Month (Cumulative) on NAV	N/A	N/A	5.64%
1-Year on NAV	N/A	N/A	-4.95%
5-Year on NAV	N/A	N/A	3.52%
Since inception on NAV	N/A	N/A	3.72%

Share Repurchases and Price Information

As of June 30, 2012, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

Fund	Shares Repurchased and Retired	% of Outstanding Shares
GCF	2,297,476	45.1%
JGG	25,900	0.3%
JGT	1,290,064	3.0%

GCF, as an interval Fund, is required to offer to repurchase, at least annually, 5% to 25% of its outstanding shares at NAV.

Nuveen Investments

During the current reporting period, GCF repurchased and retired 268,024 shares at a weighted average NAV per share of $14.87.

During the current reporting period, JGG did not repurchase any of its outstanding shares, and JGT's shares were repurchased and retired at a weighted average price and a weighted average discount per share as shown in the accompanying table.

Fund	Shares Repurchased and Retired	Weighted Average Price Per Share Repurchased and Retired	Weighted Average Discount Per Share Repurchased and Retired
JGT	88,785	$12.90	12.26%

As of June 30, 2012, and during the six-month reporting period, the Funds' share prices were trading at (-) discounts relative to their NAVs as shown in the accompanying table.

Fund	6/30/12 (-) Discount	Six-Month Average (-) Discount
GCF	(-)10.01%	(-)9.57%
JGG	(-)5.85%	(-)6.92%
JGT	(-)12.68%	(-)11.89%

Nuveen Investments

GCF

Performance

OVERVIEW

Global Income & Currency Fund Inc.

  as of June 30, 2012

Portfolio Credit Quality (as a % of total investments)2,3,4,5

2011-2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3  Holdings are subject to change.

4  Excluding investments in derivatives.

5  Excluding repurchase agreements.

Fund Snapshot

Share Price	$13.12
Net Asset Value (NAV)	$14.58
Premium/(Discount) to NAV	-10.01%
Current Distribution Rate[1]	6.86%
Net Assets ($000)	$74,252

Average Annual Total Returns

(Inception 4/28/06)

	On Share Price	On NAV
6-Month (Cumulative)	5.96%	4.80%
1-Year	-2.80%	-0.79%
5-Year	0.22%	0.84%
Since Inception	0.76%	2.61%

Country Allocation

(as a % of total investments)3,4,5

United States	51.3%
Turkey	13.8%
South Africa	12.8%
Poland	11.7%
Mexico	10.4%

Portfolio Allocation

(as a % of total investments)3,4

Sovereign Debt	48.7%
U.S. Government and Agency Obligations	48.1%
Repurchase Agreements	3.2%

Nuveen Investments

Fund Snapshot

Share Price	$14.49
Net Asset Value (NAV)	$15.39
Premium/(Discount) to NAV	-5.85%
Current Distribution Rate[1]	8.14%
Net Assets ($000)	$144,030

Average Annual Total Returns

(Inception 6/27/06)

	On Share Price	On NAV
6-Month (Cumulative)	6.65%	3.49%
1-Year	7.15%	6.45%
5-Year	4.24%	4.93%
Since Inception	3.66%	5.01%

Country Allocation

(as a % of total investments)3,4,5

United States	47.1%
Canada	8.0%
South Africa	7.2%
Italy	4.9%
Australia	4.3%
South Korea	4.3%
Germany	3.9%
United Kingdom	3.9%
Netherlands	3.2%
Peru	3.0%
Turkey	2.8%
Mexico	2.2%
France	2.1%
Chile	1.6%
Poland	1.5%

Portfolio Allocation

(as a % of total investments)3,4

Sovereign Debt	52.9%
U.S. Government and Agency Obligations	41.6%
Repurchase Agreements	5.5%

JGG

Performance

OVERVIEW

Nuveen Global Government Enhanced Income Fund

  as of June 30, 2012

Portfolio Credit Quality (as a % of total investments)2,3,4,5

2011-2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3  Holdings are subject to change.

4  Excluding investments in derivatives.

5  Excluding repurchase agreements.

Nuveen Investments

JGT

Performance

OVERVIEW

Nuveen Multi-Currency Short-Term Government Income Fund

  as of June 30, 2012

Portfolio Credit Quality (as a % of total investments)2,3,5,6

2011-2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3  Holdings are subject to change.

4  As previously explained in the Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008.

5  Excluding investments in derivatives.

6  Excluding repurchase agreements.

Fund Snapshot

Share Price	$12.40
Net Asset Value (NAV)	$14.20
Premium/(Discount) to NAV	-12.68%
Current Distribution Rate[1]	9.60%
Net Assets ($000)	$613,313

Average Annual Total Returns

(Inception 4/25/07)

	On Share Price	On NAV
6-Month (Cumulative)	7.33%	5.64%
1-Year	-8.03%	-4.95%
5-Year	1.45%	2.96%
Since Inception	1.15%	3.59%

Average Annual Total Returns4

(Including retained gain tax credit/refund)

	On Share Price	On NAV
6-Month (Cumulative)	7.33%	5.64%
1-Year	-8.03%	-4.95%
5-Year	1.61%	3.52%
Since Inception	1.30%	3.72%

Country Allocation

(as a % of total investments)3,5,6

United States	57.4%
Brazil	21.9%
Mexico	10.2%
Chile	3.4%
South Korea	2.4%
Canada	1.8%
Poland	1.5%
Turkey	1.4%

Portfolio Allocation

(as a % of total investments)3,5

Sovereign Debt	42.6%
U.S. Government and Agency Obligations	55.1%
Repurchase Agreements	2.3%

Nuveen Investments

GCF

JGG

JGT

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members.

	GCF	JGG	JGT
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	4,507,497	—	—
Withhold	70,486	—	—
Total	4,577,983	—	—
Robert P. Bremner
For	4,504,497	7,159,515	37,463,337
Withhold	73,486	137,099	1,000,311
Total	4,577,983	7,296,614	38,463,648
Jack B. Evans
For	4,507,497	7,160,814	37,464,881
Withhold	70,486	135,800	998,767
Total	4,577,983	7,296,614	38,463,648
William C. Hunter
For	4,507,497	—	—
Withhold	70,486	—	—
Total	4,577,983	—	—
David J. Kundert
For	4,506,497	—	—
Withhold	71,486	—	—
Total	4,577,983	—	—
William J. Schneider
For	4,507,497	7,160,186	37,468,885
Withhold	70,486	136,428	994,763
Total	4,577,983	7,296,614	38,463,648
Judith M. Stockdale
For	4,502,536	—	—
Withhold	75,447	—	—
Total	4,577,983	—	—
Carole E. Stone
For	4,503,240	—	—
Withhold	74,743	—	—
Total	4,577,983	—	—
Virginia L. Stringer
For	4,503,607	—	—
Withhold	74,376	—	—
Total	4,577,983	—	—
Terence J. Toth
For	4,505,607	—	—
Withhold	72,376	—	—
Total	4,577,983	—	—

Nuveen Investments

GCF

Global Income & Currency Fund Inc.

Portfolio of Investments

  June 30, 2012 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 99.9%
		Sovereign Debt – 48.7%
		Mexico – 10.4%
105,650	MXN	Mexican Treasury Bills	0.000%	2/07/13	N/R	$7,705,179
		Poland – 11.7%
29,000	PLN	Republic of Poland	0.000%	7/25/12	N/R	8,680,023
		South Africa – 12.8%
81,000	ZAR	Republic of South Africa Treasury Bill	0.000%	3/20/13	N/R	9,527,971
		Turkey – 13.8%
19,600	TRY	Republic of Turkey, Government Bond	0.000%	2/20/13	BBB-	10,232,316
		Total Sovereign Debt				36,145,489
		U.S. Government and Agency Obligations – 48.0%
$3,000		Federal Home Loan Bank Bonds	0.875%	8/22/12	Aaa	3,003,018
5,000		Federal Home Loan Bank Bonds	0.140%	9/25/12	Aaa	4,999,885
5,000		Federal Home Loan Bank Bonds	0.240%	9/26/12	Aaa	5,001,050
6,000		Federal Home Loan Bank Bonds	0.200%	11/29/12	Aaa	6,001,182
5,000		Federal Home Loan Mortgage Corporation, Notes	5.500%	8/20/12	Aaa	5,035,640
5,000		Federal Home Loan Mortgage Corporation, Notes	4.625%	10/25/12	Aaa	5,070,660
3,500		Federal Home Loan Mortgage Corporation, Notes	0.750%	12/28/12	Aaa	3,509,250
3,000		Federal National Mortgage Association	1.000%	12/27/12	Aaa	3,011,556
35,500		Total U.S. Government and Agency Obligations				35,632,241
		Repurchase Agreements – 3.2%
$2,398		Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $2,397,804, collateralized by $2,435,000 U.S. Treasury Notes, 0.750%, due 3/31/13, value $2,450,219	0.010%	7/02/12	N/A	2,397,802
		Total Short-Term Investments (cost $76,551,383)				74,175,532
		Total Investments (cost $76,551,383) – 99.9%				74,175,532
		Other Assets Less Liabilities – 0.1% (4)				76,487
		Net Assets – 100%				$74,252,019

Nuveen Investments

GCF

Global Income & Currency Fund Inc. (continued)

Portfolio of Investments June 30, 2012 (Unaudited)

Investments in Derivatives at June 30, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (4)
Bank of America	Japanese Yen	859,000,000	U.S. Dollar	10,894,932	8/21/12	$141,413
Bank of America	U.S. Dollar	7,298,176	Australian Dollar	7,400,000	8/16/12	244,486
Bank of America	U.S. Dollar	3,794,756	New Zealand Dollar	4,900,000	8/16/12	115,975
BNP Paribas	Philippine Peso	130,000,000	U.S. Dollar	3,009,259	7/20/12	(82,903)
Citibank N.A.	Czech Koruna	74,000,000	U.S. Dollar	3,898,635	7/23/12	229,440
Citibank N.A.	Swiss Franc	8,500,000	U.S. Dollar	9,005,573	8/23/12	39,080
Citibank N.A.	U.S. Dollar	1,162,228	Chilean Peso	600,000,000	7/10/12	35,116
Citibank N.A.	U.S. Dollar	5,528,741	South Korean Won	6,300,000,000	7/13/12	(30,794)
Citibank N.A.	U.S. Dollar	3,881,820	South Korean Won	4,500,000,000	7/13/12	45,285
Citibank N.A.	U.S. Dollar	2,857,254	Australian Dollar	2,900,000	8/16/12	98,654
Deutsche Bank AG	Danish Krone	14,300,000	U.S. Dollar	2,420,885	7/31/12	(14,996)
HSBC	U.S. Dollar	3,630,705	Chilean Peso	1,800,000,000	7/25/12	(46,386)
JPMorgan	South African Rand	44,800,000	U.S. Dollar	5,618,612	7/23/12	154,897
JPMorgan	Turkish Lira	2,672,000	U.S. Dollar	1,447,807	8/14/12	(15,917)
JPMorgan	U.S. Dollar	4,892,910	Indian Rupee	265,000,000	7/09/12	(144,643)
JPMorgan	U.S. Dollar	1,441,166	South Korean Won	1,700,000,000	8/03/12	40,961
Morgan Stanley	Euro	6,200,000	U.S. Dollar	7,834,196	8/21/12	(15,321)
Morgan Stanley	Polish Zloty	28,300,000	U.S. Dollar	8,740,233	7/23/12	266,815
Morgan Stanley	U.S. Dollar	8,595,852	Malaysian Ringgit	27,000,000	7/23/12	(64,655)
Morgan Stanley	U.S. Dollar	2,972,108	Mexican Peso	39,000,000	7/23/12	(54,219)
						$942,288

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by   Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (4)  Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at June 30, 2012.

  N/A  Not applicable.

  N/R  Not rated.

  MXN  Mexican Peso

  PLN  Polish Zloty

  TRY  Turkish Lira

  ZAR  South African Rand

See accompanying notes to financial statements.

Nuveen Investments

JGG

Nuveen Global Government Enhanced Income Fund

Portfolio of Investments

  June 30, 2012 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 42.2% (3)
		Australia – 4.0%
4,600	AUD	Australian Government	5.750%	5/15/21	AAA	$5,734,039
		Canada – 7.4%
4,750	CAD	Canadian Government Bond	3.250%	6/01/21	AAA	5,288,405
5,000	CAD	Canadian Government Bond	2.750%	6/01/22	AAA	5,361,949
9,750	CAD	Total Canada				10,650,354
		Chile – 1.4%
1,055,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	N/R	2,096,705
		France – 2.0%
2,200	EUR	Republic of France	3.000%	4/25/22	Aaa	2,858,155
		Germany – 3.6%
3, 489	EUR	Deutschland Republic	3.500%	7/04/19	AAA	5,128,888
		Italy – 4.5%
3,300	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	3.000%	4/01/14	A-	4,134,804
2,000	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	5.000%	3/01/22	A-	2,414,724
5,300	EUR	Total Italy				6,549,528
		Mexico – 2.0%
34,500	MXN	United Mexican States	9.500%	12/18/14	A-	2,872,164
		Netherlands – 3.0%
3,000	EUR	Netherlands Government Bond	3.500%	7/15/20	AAA	4,261,910
		Peru – 2.7%
9,130	PEN	Republic of Peru	6.950%	8/12/31	BBB+	3,969,863
		Poland – 1.4%
6,500	PLN	Republic of Poland	5.250%	10/25/20	A	1,975,958
		South Africa – 6.6%
62,000	ZAR	Republic of South Africa	7.250%	1/15/20	A	7,621,306
12,800	ZAR	Republic of South Africa	10.500%	12/21/26	A	1,900,988
74,800	ZAR	Total South Africa				9,522,294
		United Kingdom – 3.6%
2,800	GBP	United Kingdom, Gilt	3.750%	9/07/19	AAA	5,126,896
		Total Sovereign Debt (cost $60,330,753)				60,746,754

Nuveen Investments

JGG

Nuveen Global Government Enhanced Income Fund (continued)

Portfolio of Investments June 30, 2012 (Unaudited)

Principal Amount (000) (4)			Description (1)	Coupon	Maturity	Ratings (2)	Value
			Short-Term Investments – 50.0% (5)
			Sovereign Debt – 6.5%
			South Korea – 3.9%
6,500,000	KRW		Korea Monetary Stabilty Bond	3.460%	12/09/12	N/R	$5,678,946
			Turkey – 2.6%
7,200	TRY		Republic of Turkey, Government Bond	0.000%	2/20/13	BBB-	3,758,810
			Total Sovereign Debt				9,437,756
			U.S. Government and Agency Obligations – 38.4%
$6,000			Federal Home Loan Bank Bonds	1.625%	9/26/12	Aaa	6,020,634
10,000			Federal Home Loan Bank Bonds, (6)	0.240%	9/26/12	Aaa	10,002,100
3,400			Federal Home Loan Bank Bonds	1.746%	11/30/12	Aaa	3,422,243
4,000			Federal Home Loan Bank Bonds	1.500%	1/16/13	Aaa	4,026,688
4,000			Federal Home Loan Mortgage Corporation, Notes	4.625%	10/25/12	Aaa	4,056,528
6,000			Federal Home Loan Mortgage Corporation, Notes	0.515%	11/26/12	Aaa	6,008,754
7,577			Federal National Mortgage Association	4.375%	9/15/12	Aaa	7,641,867
7,000			Federal National Mortgage Association	1.000%	12/27/12	Aaa	7,026,964
7,000			U.S. Treasury Notes, (6)	1.375%	1/15/13	Aaa	7,044,569
		54,977	Total U.S. Government and Agency Obligations				55,250,347
			Repurchase Agreements – 5.1%
$7,311			Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $7,311,324, collateralized by $7,415,000 U.S. Treasury Notes, 0.750%, due 3/31/13, value $7,461,344	0.010%	7/02/12	N/A	7,311,318
			Total Short-Term Investments (cost $71,940,017)				71,999,421
			Total Investments (cost $132,270,770) – 92.2%				132,746,175
			Other Assets Less Liabilities – 7.8% (7)				11,284,213
			Net Assets – 100%				$144,030,388

Investments in Derivatives at June 30, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (7)
Bank of America	Japanese Yen	470,000,000	U.S. Dollar	5,961,138	8/21/12	$77,374
BNP Paribas	Canadian Dollar	4,000,000	U.S. Dollar	3,901,526	7/09/12	(26,846)
BNP Paribas	Canadian Dollar	5,434,000	U.S. Dollar	5,294,129	8/31/12	(36,307)
Citibank N.A.	Canadian Dollar	1,400,000	U.S. Dollar	1,362,977	7/23/12	(11,532)
Citibank N.A.	Czech Koruna	271,129,000	U.S. Dollar	14,284,232	7/23/12	840,648
Citibank N.A.	Peruvian Nouveau Sol	9,012,500	U.S. Dollar	3,352,865	8/15/12	(16,570)
Citibank N.A.	Swiss Franc	4,000,000	U.S. Dollar	4,237,917	8/23/12	18,390
Citibank N.A.	U.S. Dollar	1,411,760	Canadian Dollar	1,400,000	7/23/12	(37,250)
Citibank N.A.	U.S. Dollar	10,932,045	Czech Koruna	227,439,000	7/23/12	345,226
Citibank N.A.	U.S. Dollar	2,682,266	Mexican Peso	35,000,000	7/23/12	(63,648)
JPMorgan	South African Rand	15,200,000	U.S. Dollar	1,817,462	7/23/12	(36,298)
JPMorgan	South African Rand	46,300,000	U.S. Dollar	5,806,735	7/23/12	160,083
JPMorgan	Turkish Lira	6,700,000	U.S. Dollar	3,657,493	8/14/12	(12,773)
JPMorgan	U.S. Dollar	1,846,381	Indian Rupee	100,000,000	7/09/12	(54,582)
JPMorgan	U.S. Dollar	3,630,354	Turkish Lira	6,700,000	8/14/12	39,912
Morgan Stanley	Euro	25,482,000	U.S. Dollar	32,198,546	8/21/12	(62,967)
Morgan Stanley	Polish Zloty	6,400,000	U.S. Dollar	1,976,590	7/23/12	60,340
Morgan Stanley	Pound Sterling	3,210,000	U.S. Dollar	5,071,890	7/02/12	44,545
Morgan Stanley	Pound Sterling	3,210,000	U.S. Dollar	4,993,733	10/02/12	(32,406)
Morgan Stanley	U.S. Dollar	4,995,081	Pound Sterling	3,210,000	7/02/12	32,264
Morgan Stanley	U.S. Dollar	2,865,284	Malaysian Ringgit	9,000,000	7/23/12	(21,552)
Morgan Stanley	U.S. Dollar	9,609,846	Euro	7,700,000	8/21/12	138,747
UBS AG	U.S. Dollar	4,054,657	Canadian Dollar	4,000,000	7/09/12	(126,285)
						$1,218,513

Nuveen Investments

Investments in Derivatives at June 30, 2012 (continued)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate			Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars) (7)
Citigroup N.A.	17,000,000	AUD	Rec	eive	3-Month AUD-BBR	4.690%	Quarterly	7/21/13	$278,532	$(278,532)
Citigroup N.A.	7,150,000	PLN	Pay		6-Month WIBOR	5.340	Annually	7/06/20	161,619	161,619
Deutsche Bank AG	14,000,000	ILS	Pay		3-Month TELBOR	4.850	Annually	5/20/20	328,661	328,661
JPMorgan	9,960,000,000	KRW	Rec	eive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(223,230)	(223,230)
JPMorgan	64,000,000	MXN	Pay		28-Day MXN-TIIE	7.750	28-Day	2/05/21	729,384	729,384
RBC	21,990,000	NZD	Pay		3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	2,754,852	3,401,977
UBS AG	97,000,000	CZK	Rec	eive	6-Month PRIBOR	3.000	Annually	6/21/20	(440,115)	(440,115)
										$3,679,764

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Amount (Local Currency)		Unrealized Appreciation (Depreciation) (U.S. Dollars) (7)
10-Year Japan Government Bond	Long	11	9/12	1,580,590,000	JPY	$6,880
UK Long GILT Bond	Long	18	9/12	2,143,980	GBP	(13,813)
						$(6,933)

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by   Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Additional Sovereign Debt exposure is obtained from investments in futures and interest rate swap transactions that reference the global government bond markets.

  (4)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (5)  Substantially all of the Fund's Short-Term Investments may be used as collateral for investments in derivatives.

  (6)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (7)  Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at June 30, 2012.

  N/A  Not applicable.

  N/R  Not rated.

  AUD  Australian Dollar

  CAD  Canadian Dollar

  CLP  Chilean Peso

  CZK  Czech Koruna

  EUR  Euro

  GBP  British Pound Sterling

  ILS  Israeli Shekel

  JPY  Japanese Yen

  KRW  South Korean Won

  MXN  Mexican Peso

  NZD  New Zealand Dollar

  PEN  Peruvian Nuevo Sol

  PLN  Polish Zloty

  TRY  Turkish Lira

  ZAR  South African Rand

  AUD-BBR  Australian Dollar-Bank Bill Rate

  KRW-CD-KSDA  Korean Won-Certificates of Deposit-Korean Securities Dealers Association

  MXN-TIIE  Mexican Peso Inter-Bank Equilibrium Interest Rate

  NZD-BBR  New Zealand Dollar-Bank Bill Rate

  PRIBOR  Prague Interbank Offered Rate

  TELBOR  Tel-Aviv Inter-Bank Offered Rate

  WIBOR  Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments

JGT

Nuveen Multi-Currency Short-Term Government Income Fund

Portfolio of Investments

  June 30, 2012 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 19.4%
		Brazil – 8.1%
25,065	BRL	Brazil Notas do Tesouro Nacional	6.000%	8/15/12	Baa2	$27,479,751
45,843	BRL	Letra De Tesouro Nacional de Brazil	0.000%	10/01/12	N/R	22,382,317
70,908	BRL	Total Brazil				49,862,068
		Canada – 1.8%
11,000	CAD	Canadian Government Bond	2.000%	8/01/13	AAA	10,919,723
		Chile – 3.4%
10,565,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	N/R	21,001,327
		Mexico – 4.6%
150,000	MXN	Mexico Bonos de DeSarrollo	9.000%	12/20/12	A-	11,474,167
200,500	MXN	United Mexican States	9.500%	12/18/14	A-	16,691,850
350,500	MXN	Total Mexico				28,166,017
		Poland – 1.5%
30,000	PLN	Republic of Poland	0.000%	7/25/12	N/R	8,979,335
		Total Sovereign Debt (cost $114,785,121)				118,928,470
Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 80.9%
		Sovereign Debt – 23.4%
		Brazil – 13.9%
106,800	BRL	Letra De Tesouro Nacional de Brazil	0.00%	7/01/12	N/R	$53,151,997
63,400	BRL	National Treasury Note of Brazil	10.000%	1/01/13	Baa2	31,886,112
170,200	BRL	Total Brazil				85,038,109
		South Korea – 2.5%
17,000,000	KRW	Korea Monetary Stabilty Bond	3.460%	12/09/12	N/R	14,852,628
		Mexico – 5.6%
115,300	MXN	Mexican Treasury Bills	0.000%	2/07/13	N/R	8,408,964
360,000	MXN	Mexican Treasury Bills	0.000%	4/04/13	N/R	26,073,870
475,300	MXN	Total Mexico				34,482,834
		Turkey – 1.4%
16,400	TRY	Republic of Turkey, Government Bond	0.000%	2/20/13	BBB-	8,561,734
		Total Sovereign Debt				142,935,305

Nuveen Investments

	Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
		U.S. Government and Agency Obligations – 55.2%
$9,180		Federal Home Loan Bank Bonds	0.260%	7/16/12	Aaa	$9,180,496
30,000		Federal Home Loan Bank Bonds	0.875%	8/22/12	Aaa	30,030,180
30,000		Federal Home Loan Bank Bonds	0.140%	9/25/12	Aaa	29,999,310
21,000		Federal Home Loan Bank Bonds	1.625%	9/26/12	Aaa	21,072,219
20,000		Federal Home Loan Bank Bonds	0.240%	9/26/12	Aaa	20,004,200
50,000		Federal Home Loan Bank Bonds	0.220%	10/26/12	Aaa	50,011,050
35,000		Federal Home Loan Bank Bonds	0.200%	11/29/12	Aaa	35,006,895
45,000		Federal Home Loan Bank Bonds, (4)	1.500%	1/16/13	Aaa	45,300,240
35,000		Federal Home Loan Mortgage Corporation, Notes, (4)	4.625%	10/25/12	Aaa	35,494,620
19,000		Federal Home Loan Mortgage Corporation, Notes	0.515%	11/26/12	Aaa	19,027,721
9,620		Federal Home Loan Mortgage Corporation, Notes	0.750%	12/28/12	Aaa	9,645,426
16,750		Federal National Mortgage Association	1.000%	12/27/12	Aaa	16,814,521
17,000		U.S. Treasury Notes, (4)	1.375%	1/15/13	Aaa	17,108,239
	337,550	Total U.S. Government and Agency Obligations				338,695,117
		Repurchase Agreements – 2.3%
$14,324		Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $14,324,194, collateralized by $13,955,000 U.S. Treasury Notes, 1.750%, due 5/31/16, value $14,613,229	0.010%	7/02/12	N/A	14,324,182
		Total Short-Term Investments (cost $513,834,530)				495,954,604
		Total Investments (cost $628,619,651) – 100.3%				614,883,074
		Other Assets Less Liabilities – (0.3)% (5)				(1,569,648)
		Net Assets – 100%				$613,313,426

Investments in Derivatives at June 30, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (5)
Bank of America	U.S. Dollar	30,573,440	Australian Dollar	31,000,000	8/16/12	$1,024,199
Bank of America	U.S. Dollar	30,203,160	New Zealand Dollar	39,000,000	8/16/12	923,064
Barclays	Brazilian Real	269,467,000	U.S. Dollar	135,094,879	7/03/12	931,573
Barclays	Brazilian Real	269,467,000	U.S. Dollar	129,262,466	8/02/12	(4,040,180)
Barclays	U.S. Dollar	130,051,641	Brazilian Real	269,467,000	7/03/12	4,111,665
BNP Paribas	Chilean Peso	11,469,500,000	U.S. Dollar	22,678,201	7/05/12	(226,442)
BNP Paribas	U.S. Dollar	22,506,868	Chilean Peso	11,469,500,000	8/31/12	215,887
Citibank N.A.	U.S. Dollar	31,658,400	South Korean Won	36,700,000,000	7/13/12	369,324
Citibank N.A.	U.S. Dollar	4,269,416	South Korean Won	4,865,000,000	7/13/12	(23,780)
Citibank N.A.	U.S. Dollar	16,941,120	Canadian Dollar	16,800,000	7/23/12	(447,006)
Citibank N.A.	U.S. Dollar	18,008,284	Swedish Krona	130,000,000	8/07/12	760,515
Citibank N.A.	U.S. Dollar	60,100,860	Australian Dollar	61,000,000	8/16/12	2,075,139
Credit Suisse	U.S. Dollar	26,984,046	South Korean Won	31,900,000,000	7/13/12	854,765
Credit Suisse	U.S. Dollar	28,190,863	Mexican Peso	395,250,000	7/18/12	1,395,275
Credit Suisse	U.S. Dollar	50,110,937	Turkish Lira	92,600,000	8/14/12	615,422
Credit Suisse	U.S. Dollar	13,463,858	Mexican Peso	189,800,000	8/31/12	683,812
Deutsche Bank	U.S. Dollar	23,479,017	Chilean Peso	11,469,500,000	7/05/12	(574,374)
Goldman Sachs	U.S. Dollar	34,366,268	Norwegian Krone	206,000,000	7/23/12	238,668
JPMorgan	U.S. Dollar	57,976,366	Indian Rupee	3,140,000,000	7/09/12	(1,713,885)
JPMorgan	U.S. Dollar	11,917,163	South African Rand	100,000,000	7/23/12	278,628
JPMorgan	U.S. Dollar	30,726,782	South African Rand	245,000,000	7/23/12	(847,094)
JPMorgan	U.S. Dollar	30,518,820	South Korean Won	36,000,000,000	8/03/12	867,405
JPMorgan	U.S. Dollar	21,660,210	Turkish Lira	39,975,000	8/14/12	238,129
Morgan Stanley	Polish Zloty	29,000,000	U.S. Dollar	8,956,422	7/23/12	273,414
Morgan Stanley	Pound Sterling	16,000,000	U.S. Dollar	24,766,240	7/02/12	(292,177)
Morgan Stanley	U.S. Dollar	26,027,680	Pound Sterling	16,000,000	7/02/12	(969,263)

Nuveen Investments

JGT

Nuveen Multi-Currency Short-Term Government Income Fund (continued)

Portfolio of Investments June 30, 2012 (Unaudited)

Investments in Derivatives at June 30, 2012 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (5)
Morgan Stanley	U.S. Dollar	24,968,053	Chilean Peso	12,700,000,000	7/09/12	$379,351
Morgan Stanley	U.S. Dollar	65,264,800	Malaysian Ringgit	205,000,000	7/23/12	(490,897)
Morgan Stanley	U.S. Dollar	35,739,856	Mexican Peso	474,225,000	7/23/12	(259,453)
Morgan Stanley	U.S. Dollar	29,560,565	Canadian Dollar	30,500,000	8/13/12	370,208
RBC	U.S. Dollar	38,582,779	Canadian Dollar	38,800,000	7/09/12	(477,572)
RBC	U.S. Dollar	20,833,548	Turkish Lira	37,906,640	7/13/12	74,823
Standard Chartered Bank	U.S. Dollar	50,876,644	Yuan Renminbi	325,000,000	7/18/12	349,843
Standard Chartered Bank	U.S. Dollar	24,103,929	Yuan Renminbi	154,000,000	1/29/13	19,869
Standard Chartered Bank	U.S. Dollar	17,977,177	Yuan Renminbi	115,000,000	4/18/13	(3,193)
Standard Chartered Bank	Yuan Renminbi	210,000,000	U.S. Dollar	33,024,060	7/18/12	(76,131)
Standard Chartered Bank	Yuan Renminbi	115,000,000	U.S. Dollar	18,176,071	7/18/12	49,776
UBS AG	U.S. Dollar	49,264,080	Canadian Dollar	48,600,000	7/09/12	(1,534,362)
						$5,124,945

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at June 30, 2012.

  N/A  Not applicable.

  N/R  Not rated.

  BRL  Brazilian Real

  CAD  Canadian Dollar

  CLP  Chilean Peso

  KRW  South Korean Won

  MXN  Mexican Peso

  PLN  Polish Zloty

  TRY  Turkish Lira

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2012 (Unaudited)

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Assets
Long-term investments, at value (cost $—, $60,330,753 and $114,785,121, respectively)	$—	$60,746,754	$118,928,470
Short-term investments, at value (cost $76,551,383, $71,940,017 and $513,834,530, respectively)	74,175,532	71,999,421	495,954,604
Cash denominated in foreign currencies (cost $217,551, $1,413,462, and $2,784,242, respectively)	218,894	1,419,926	2,803,588
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,412,122	1,757,529	17,100,754
Interest rate swaps, net	—	4,236,792	—
Receivables:
Due from broker (net of amounts uncollectible of $—, $135,899 and $—, respectively)	—	884,014	150,747
Interest	160,815	1,216,432	3,301,159
Investments sold	—	10,932,993	—
Other assets	4,277	4,346	42,989
Total assets	75,971,640	153,198,207	638,282,311
Liabilities
Cash overdraft	—	871,320	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	469,834	539,016	11,975,809
Interest rate swaps, net	—	557,028	—
Interest rate swaps premiums received	—	647,125	—
Payables:
Dividends	1,084,625	2,599,492	12,308,115
Investments purchased	—	3,746,559	—
Variation margin on futures contracts	—	42,759	—
Accrued expenses:
Management fees	59,006	103,199	427,945
Other	106,156	61,321	257,016
Total liabilities	1,719,621	9,167,819	24,968,885
Net assets	$74,252,019	$144,030,388	$613,313,426
Shares outstanding	5,092,462	9,359,018	43,177,729
Net asset value per share outstanding	$14.58	$15.39	$14.20
Net assets consist of:
Shares, ($.001, $.01 and $.01, respectively) par value per share	$5,092	$93,590	$431,777
Paid-in surplus	80,325,278	144,008,330	658,506,442
Undistributed (Over-distribution of) net investment income	(1,109,935)	(6,981,305)	(47,390,716)
Accumulated net realized gain (loss)	(3,536,197)	1,628,690	10,357,137
Net unrealized appreciation (depreciation)	(1,432,219)	5,281,083	(8,591,214)
Net assets	$74,252,019	$144,030,388	$613,313,426

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2012 (Unaudited)

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Investment Income (net of foreign tax withheld of $—, $15,477 and $74,160, respectively)	$1,212,455	$1,503,072	$8,186,266
Expenses
Management fees	339,535	631,994	2,745,580
Shareholders' servicing agent fees and expenses	132	630	707
Custodian's fees and expenses	35,887	39,080	174,389
Directors'/Trustees' fees and expenses	1,235	2,112	8,697
Professional fees	11,481	27,669	50,340
Shareholders' reports — printing and mailing expenses	11,289	21,216	81,998
Stock exchange listing fees	4,203	4,203	6,766
Investor relations expense	10,529	17,360	76,891
Repurchase fees	73,965	—	—
Other expenses	—	5,962	20,292
Total expenses before custodian fee credit and expense reimbursement	488,256	750,226	3,165,660
Custodian fee credit	—	—	(384)
Expense reimbursement	(14,598)	—	—
Net expenses	473,658	750,226	3,165,276
Net investment income (loss)	738,797	752,846	5,020,990
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	189,148	446,018	(1,821,237)
Forward foreign currency exchange contracts	1,487,645	1,484,480	23,926,122
Futures contracts	—	384,231	—
Interest rate swaps	—	1,312,589	—
Options purchased	(84,300)	(28,100)	(1,612,425)
Options written	24,600	8,200	830,850
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	572,170	943,880	(1,905,550)
Forward foreign currency exchange contracts	737,876	1,155,662	10,556,757
Futures contracts	—	(111,412)	—
Interest rate swaps	—	(1,357,299)	—
Options purchased	—	—	95,650
Options written	—	—	(203,850)
Net realized and unrealized gain (loss)	2,927,139	4,238,249	29,866,317
Net increase (decrease) in net assets from operations	$3,665,936	$4,991,095	$34,887,307

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)
	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$738,797	$1,147,488	$752,846	$1,625,263
Net realized gain (loss) from:
Investments and foreign currency	189,148	(549,346)	446,018	(1,101,156)
Forward foreign currency exchange contracts	1,487,645	561,841	1,484,480	1,903,369
Futures contracts	—	—	384,231	(63,422)
Interest rate swaps	—	—	1,312,589	799,341
Options purchased	(84,300)	43,400	(28,100)	25,675
Options written	24,600	156,500	8,200	89,785
Net increase in realized gain (loss) from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	572,170	(4,197,676)	943,880	(1,404,200)
Forward foreign currency exchange contracts	737,876	(1,042,568)	1,155,662	(1,131,119)
Futures contracts	—	—	(111,412)	348,545
Interest rate swaps	—	—	(1,357,299)	2,942,414
Options purchased	—	—	—	—
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	3,665,936	(3,880,361)	4,991,095	4,034,495
Distributions to Shareholders
From and in excess of net investment income	(2,351,913)	—	(5,662,206)	—
From net investment income	—	(658,227)	—	(3,397,611)
From accumulated net realized gains	—	—	—	—
Return of capital	—	(4,173,264)	—	(8,769,112)
Decrease in net assets from distributions to shareholders	(2,351,913)	(4,831,491)	(5,662,206)	(12,166,723)
Capital Share Transactions
Shares repurchased and retired (1)	(3,907,790)	(4,460,491)	—	—
Net increase (decrease) in net assets from capital share transactions	(3,907,790)	(4,460,491)	—	—
Net increase (decrease) in net assets	(2,593,767)	(13,172,343)	(671,111)	(8,132,228)
Net assets at the beginning of period	76,845,786	90,018,129	144,701,499	152,833,727
Net assets at the end of period	$74,252,019	$76,845,786	$144,030,388	$144,701,499
Undistributed (Over-distribution of) net investment income at the end of period	$(1,109,935)	$503,181	$(6,981,305)	$(2,071,945)

(1)  Including $73,965 and $77,195 of repurchase fees incurred during the six months ended June 30, 2012 and the fiscal year ended December 31, 2011, respectively, for Global Income & Currency (GCF).

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited) (continued)

	Multi-Currency Short-Term Government Income (JGT)
	Six Months Ended 6/30/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$5,020,990	$5,231,593
Net realized gain (loss) from:
Investments and foreign currency	(1,821,237)	7,143,598
Forward foreign currency exchange contracts	23,926,122	(4,751,704)
Futures contracts	—	—
Interest rate swaps	—	—
Options purchased	(1,612,425)	(940,300)
Options written	830,850	2,157,600
Net increase in realized gain (loss) from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	36,215
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,905,550)	(20,218,915)
Forward foreign currency exchange contracts	10,556,757	(3,440,956)
Futures contracts	—	—
Interest rate swaps	—	—
Options purchased	95,650	(95,650)
Options written	(203,850)	203,850
Net increase (decrease) in net assets from operations	34,887,307	(14,674,669)
Distributions to Shareholders
From and in excess of net investment income	(26,389,460)	—
From net investment income	—	(28,056,821)
From accumulated net realized gains	—	(10,623,137)
Return of capital	—	(17,909,475)
Decrease in net assets from distributions to shareholders	(26,389,460)	(56,589,433)
Capital Share Transactions
Shares repurchased and retired	(1,146,802)	(6,421,689)
Net increase (decrease) in net assets from capital share transactions	(1,146,802)	(6,421,689)
Net increase (decrease) in net assets	7,351,045	(77,685,791)
Net assets at the beginning of period	605,962,381	683,648,172
Net assets at the end of period	$613,313,426	$605,962,381
Undistributed (Over-distribution of) net investment income at the end of period	$(47,390,716)	$(26,022,246)

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions										Total Returns
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)(b)		Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs		Discount from Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Net Asset Value(c)
Global Income & Currency (GCF)
Year Ended 12/31:
2012(f)	$14.34	$.14	$.55	^	$.69	$(.45 )^^	$—	$—	$(.45)	$—		$—	**	$14.58	$13.12	5.96%	4.80%
2011	15.95	.21	(.93	)^	(.72)	(.12)	—	(.77)	(.89)	—		—		14.34	12.80	(5.67)	(4.69)
2010	15.77	.04	.95	^	.99	(.81)	—	—	(.81)	—		—		15.95	14.47	8.96	6.49
2009	16.39	.28	(.09	)^	.19	—	—	(.81)	(.81)	—		—		15.77	14.04	6.44	1.90
2008	18.58	.78	(1.52	)^	(.74)	(1.03)	—	(.42)	(1.45)	—		—		16.39	13.97	(12.52)	(3.06)
2007	19.09	1.16	.35	^	1.51	(2.02)	—	—	(2.02)	—		—		18.58	17.55	8.49	8.60
Global Government Enhanced Income (JGG)
Year Ended 12/31:
2012(f)	15.46	.08	.46		.54	(.61 )^^	—	—	(.61)	—		—		15.39	14.49	6.65	3.49
2011	16.33	.17	.26		.43	(.36)	—	(.94)	(1.30)	—		—		15.46	14.16	(1.19)	2.82
2010	16.76	.14	.99		1.13	(.76)	(.06)	(.74)	(1.56)	—		—		16.33	15.65	(.22)	6.85
2009	18.00	.27	.05		.32	(.87)	(.05)	(.64)	(1.56)	—		—	**	16.76	17.23	18.57	1.70
2008	18.57	.79	.23		1.02	(.82)	—	(.77)	(1.59)	—		—		18.00	15.93	7.38	5.85
2007	19.48	.77	(.06)		.71	(1.21)	(.01)	(.40)	(1.62)	—		—		18.57	16.36	(12.27)	3.84
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2012(f)	14.01	.12	.68		.80	(.61 )^^	—	—	(.61)	—		—	**	14.20	12.40	7.33	5.64
2011	15.64	.12	(.46)		(.34)	(.65)	(.24)	(.41)	(1.30)	—		.01		14.01	12.11	(3.27)	(2.39	)***
2010	17.12	.36	(.42)		(.06)	(.13)	—	(1.29)	(1.42)	—		—	**	15.64	13.77	(1.44)	(.18)
2009	16.51	.49	1.62		2.11	(.93)	(.48)	(.10)	(1.51)	—	**	.01		17.12	15.41	22.55	13.35
2008	19.31	1.07	(2.15)		(1.08)	(1.18)	(.02)	(.53)	(1.73)	—	**	.01		16.51	13.90	(8.32)	(6.01)
2007(e)	19.10	.72	1.09		1.81	(.82)	(.75)	—	(1.57)	(.03)		—		19.31	16.93	(7.75)	9.47

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)
	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)
Global Income & Currency (GCF)
Year Ended 12/31:
2012(f)	$74,252	1.26	%*	1.86	%*	1.22	%*	1.90	%*	0%
2011	76,846	1.21		1.37		1.21		1.37		0
2010	90,018	1.20		.23		1.20		.23		0
2009	98,858	1.22		1.71		1.22		1.71		0
2008	108,158	1.20		4.35		1.20		4.35		0
2007	129,045	1.16		5.99		1.16		5.99		0
Global Government Enhanced Income (JGG)
Year Ended 12/31:
2012(f)	144,030	1.04	*	1.04	*	1.04	*	1.04	*	40
2011	144,701	1.06		1.10		1.06		1.10		36
2010	152,834	1.06		.82		1.06		.82		105
2009	156,253	1.08		1.54		1.08		1.54		177
2008	167,522	1.05		4.32		1.05		4.32		54
2007	173,302	.99		4.04		.99		4.04		302
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2012(f)	613,313	1.00	*	1.59	*	1.00	*	1.59	*	15
2011	605,962	1.06		.77		1.06		.77		41
2010	683,648	1.13		2.28		1.13		2.28		77
2009	748,957	1.07		2.92		1.07		2.92		103
2008	729,813	1.05		5.81		1.05		5.81		38
2007(e)	858,833	1.07	*	5.40	*	1.07	*	5.40	*	205

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited) (continued)

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Net of federal corporate Income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term Capital Gains Retained
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2012(f)	N/A
2011	N/A
2010	N/A
2009	N/A
2008	N/A
2007(e)	$.15

(c)  • Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  • Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  • For the fiscal years ended December 31, 2009, and prior, Global Income & Currency's (GCF) Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Fund's previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

  • Multi-Currency Short-Term Government Income (JGT) elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year-end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns
	Shareholders of Record on	Based on Market Value	Based on Net Asset Value
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2012(f)	N/A	7.33%	5.64%
2011	N/A	(3.27)	(2.39	)***
2010	N/A	(1.44)	(.18)
2009	N/A	22.55	13.35
2008	N/A	(8.32)	(6.01)
2007(e)	December 31	(6.97)	10.29

(d)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e)  For the period April 25, 2007 (commencement of operations) through December 31, 2007.

(f)  For the six months ended June 30, 2012.

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.

N/A  Not applicable for the six months ended June 30, 2012. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008.

*  Annualized.

**  Rounds to less than $.01 per share.

***  During the fiscal year ended December 31, 2011, Multi-Currency Short-Term Government Income (JGT) received payments from the Adviser of $36,215 to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return Based on Net Asset Value.

^  Includes repurchase fees, which are less than $.01 per share.

^^  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2012.

See accompanying notes to financial statements.

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Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Global Income & Currency Fund Inc. (GCF), Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies. Global Income & Currency (GCF) was organized as a Maryland business trust on August 2, 2005. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Global Income & Currency's (GCF) investment objective is to provide current income while also seeking total returns. The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund's portfolio will be comprised of short-term fixed income securities and investments in other instruments that provide long and short exposure to the eligible currencies selected by Nuveen Asset Management, LLC (the "Sub-Adviser"), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), using the investment process described in its prospectus. In implementing its investment strategy, the Sub-Adviser begins the investment process by investing all or substantially all of the Fund's assets primarily in short-term debt securities, including, but not limited to, foreign sovereign debt securities, securities issued by U.S. Government agencies and instrumentalities, debt obligations of corporate issuers and other debt securities that the Sub-Adviser believes are appropriate investments for the Fund (the "Debt Securities"). Following its investment in the Debt Securities, the Sub-Adviser generally will make investments in forward contracts and other instruments that provide exposure to selected foreign currencies.

Global Government Enhanced Income's (JGG) primary investment objective is to provide a high level of current income and gains. The Fund's secondary investment objective is to seek capital preservation. The Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. Dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a currency strategy of up to 35% long and 35% short positions, with a target of 25% / 25%. This strategy may create the economic effect of financial leverage. The Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Multi-Currency Short-Term Government Income's (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund will invest directly and indirectly in a portfolio of short-term international government securities. The Fund will invest approximately 50% of its assets directly in international short-term government securities that are denominated in non-U.S. currencies and will not be currency hedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that offer exposure to the returns of short-term international (non-U.S.) government securities. These contracts are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. The Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Prices of fixed-income securities, short-term U.S. and international government securities, forward foreign currency exchange contracts and interest rate swaps are provided by a pricing service approved by the Funds' Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds' Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors/Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current

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value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Directors/Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2011, are reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2012, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2012, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2012, reflect an over-distribution of net investment income.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written and swaps" respectively on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund that invests in non-dollar denominated securities is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of "Unrealized appreciation or depreciation on forward foreign currency exchange contracts" on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward foreign currency exchange contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended June 30, 2012, Global Income & Currency (GCF) entered into forward foreign currency exchange contracts buying currencies expected to appreciate and selling currencies expected to depreciate. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) entered into forward foreign currency exchange contracts to reduce risk and to take portfolio positions. The Funds reduce risk by hedging the foreign currency risk associated with the Fund's foreign debt investments. The Funds take portfolio positions through a forward purchase of a foreign currency to benefit from its potential appreciation, or by purchasing one currency and selling another to benefit from their potential movement relative to one another.

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The average number of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2012, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Average number of forward foreign currency exchange contracts outstanding*	26	28	41

*  The average number of forward foreign currency exchange contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2012, Global Government Enhanced Income (JGG) invested in Treasury futures to manage U.S. interest rate exposure; benefitting from the potential flattening of the yield curve or from potential changes in the shape of the U.S. government bond yield curve.

The average number of futures contracts outstanding during the six months ended June 30, 2012, was as follows:

Global Government Enhanced Income (JGG)
Average number of futures contracts outstanding*	41

*  The average number of futures contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contract activity.

Interest Rate Swaps Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund uses interest rate swap contracts for purposes of risk reduction or expressing market views. An example of risk reduction would be to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund's portfolio of investments. An example of expressing a market view would be to enter into swaps of different tenors that offset one another in whole or in part (in one case paying the fixed leg, in the other case receiving the fixed leg), in order to benefit if certain changes occur in the slope of the yield curve. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed or floating rate payment in exchange for the counterparty receiving or paying from each Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities. Payments made or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2012, Global Government Enhanced Income (JGG) invested in interest rate swaps, receiving and paying a fixed rate of interest at various points of the yield curve in different countries. The Fund's investments in these interest rate swap transactions were designed to benefit from potential relative interest rate moves, and the shapes of the yield curves, in a variety of countries.

The average number of interest rate swap contracts outstanding during the six months ended June 30, 2012, were as follows:

Global Government Enhanced Income (JGG)
Average number of interest rate swap contracts outstanding*	9

*  The average number of interest rate swap contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options and/or Swaptions purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options and/or Swaptions written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased" on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written" on the Statement of Operations. When an option and/or swaption is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a

Nuveen Investments

closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from Options and/or Swaptions purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option and/or swaption, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2012, each of the Funds purchased short-term call options on currencies (the Brazilian real for Global Income & Currency (GCF) and Global Government Enhanced Income (JGG) and the Turkish lira for Multi-Currency Short-Term Government Income (JGT) in an attempt to benefit from an appreciation in the currency, and wrote (sold) higher strike calls/puts on the same currency that would limit the Funds' upside if such appreciation took place. These transactions would therefore benefit from a moderate appreciation in the currency.

The Funds did not purchase or write swaptions during the six months ended June 30, 2012.

The average number of options contracts outstanding during the six months ended June 30, 2012, were as follows:

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)		Multi-Currency Short-Term Government Income (JGT)
Average number of purchased options contracts outstanding*	—	**	—	**	1
	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)		Multi-Currency Short-Term Government Income (JGT)
Average number of written options contracts outstanding*	—	**	—	**	1

*  The average number of options contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

**  Rounds to less than 1.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker

On September 15, 2008, Lehman Brothers Holding, Inc. and certain of its affiliates ("Lehman") filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman's bankruptcy caused the Funds to terminate their outstanding Lehman derivative positions and

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

quantify such exposures. The Funds have filed claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds' net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Funds discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds' expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized as "net of amounts uncollectible of" the component of "Due from broker" on the Statement of Assets and Liabilities.

Global Government Enhanced Income (JGG) also has an outstanding trade receivable in the amount of $871,186 from Lehman, which is recognized as a component of "Due from Broker" on the Statement of Assets and Liabilities. The Fund's Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund's custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund's accounting records and recognized as a component of "Cash overdraft" on the Statement of Assets and Liabilities, there has been no effect on the Fund's net asset value.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Nuveen Investments

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Global Income & Currency (GCF)	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Sovereign Debt	$—	$36,145,489	$—	$36,145,489
U.S. Government & Agency Obligations	—	35,632,241	—	35,632,241
Repurchase Agreements	—	2,397,802	—	2,397,802
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	942,288	—	942,288
Total	$—	$75,117,820	$—	$75,117,820
Global Government Enhanced Income (JGG)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Sovereign Debt	$—	$60,746,754	$—	$60,746,754
Short-Term Investments:
Sovereign Debt	—	9,437,756	—	9,437,756
U.S. Government & Agency Obligations	—	55,250,347	—	55,250,347
Repurchase Agreements	—	7,311,318	—	7,311,318
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	1,218,513	—	1,218,513
Futures Contracts*	(6,933)	—	—	(6,933)
Interest Rate Swaps*	—	3,679,764	—	3,679,764
Total	$(6,933)	$137,644,452	$—	$137,637,519
Multi-Currency Short-Term Government Income (JGT)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Sovereign Debt	$—	$118,928,470	$—	$118,928,470
Short-Term Investments:
Sovereign Debt	—	142,935,305	—	142,935,305
U.S. Government & Agency Obligations	—	338,695,117	—	338,695,117
Repurchase Agreements	—	14,324,182	—	14,324,182
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	5,124,945	—	5,124,945
Total	$—	$620,008,019	$—	$620,008,019

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Global Income & Currency (GCF)

Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency	Forward Foreign Currency	Unrealized appreciation on forward		Unrealized depreciation on forward
Exchange Rate	Exchange Contracts	foreign currency exchange contracts	$1,412,122	foreign currency exchange contracts	$(469,834)

Global Government Enhanced Income (JGG)

		Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency	Forward Foreign Currency	Unrealized appreciation on forward		Unrealized depreciation on forward
Exchange Rate	Exchange Contracts	foreign currency exchange contracts	$1,757,529	foreign currency exchange contracts	$(539,016)
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts**	6,880	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts**	(13,813)
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps, net*	4,460,022	Unrealized depreciation on interest rate swaps, net*	(718,647)
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps, net*	(223,230)	Unrealized depreciation on interest rate swaps, net*	161,619
Total			$6,001,201		$(1,109,857)

*  Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

**  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

Multi-Currency Short-Term Government Income (JGT)

Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency	Forward Foreign Currency	Unrealized appreciation on forward		Unrealized depreciation on forward
Exchange Rate	Exchange Contracts	foreign currency exchange contracts	$17,100,754	foreign currency exchange contracts	$11,975,809

Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$1,487,645	$1,484,480	$23,926,122
Net Realized Gain (Loss) from Futures Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$384,231	$—
Net Realized Gain (Loss) from Interest Rate Swaps	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$1,312,589	$—
Net Realized Gain (Loss) from Options Purchased	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(84,300)	$(28,100)	$(1,612,425)
Net Realized Gain (Loss) from Options Written	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$24,600	$8,200	$830,850
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$737,876	$1,155,662	$10,556,757
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$(111,412)	$—
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$(1,357,299)	$—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Change in Net Unrealized Appreciation (Depreciation) of Options Purchased	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$—	$—	$95,650
Change in Net Unrealized Appreciation (Depreciation) of Options Written	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$—	$—	$(203,850)

4. Fund Shares

GCF, as an interval Fund, is required to repurchase, at least annually, 5% to 25% of its outstanding shares at NAV (less repurchase fees not to exceed 2%).

Transactions in Fund shares were as follows:

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)		Multi-Currency Short-Term Government Income (JGT)
	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11
Shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Shares repurchased and retired	(268,024)	(282,131)	—	—	(88,785)	(458,279)
Weighted average:
Price per share repurchased and retired	$14.87	$16.03	—	—	$12.90	$13.99
Discount per share repurchased and retired	N/A	N/A	—	—	12.26%	12.56%

N/A—Global Income & Currency (GCF) repurchased and retired its shares at NAV.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended June 30, 2012, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Purchases	$—	$30,360,094	$23,996,707
Sales and maturities	—	50,744,628	84,846,657

Nuveen Investments

Transactions in options written for each Fund during the six months ended June 30, 2012, were as follows:

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)		Multi-Currency Short-Term Government Income (JGT)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—	—	$—	1	$650,000
Options written	1	24,600	1	8,200	1	280,850
Options terminated in closing purchase transactions	—	—	—	—	(1)	(650,000)
Options expired	(1)	(24,600)	(1)	(8,200)	(1)	(280,850)
Outstanding, end of period	—	$—	—	$—	—	$–

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Cost of investments	$76,893,637	$132,961,126	$643,311,104
Gross unrealized:
Appreciation	$1,119	$2,222,375	$303,073
Depreciation	(2,719,224)	(2,437,326)	(28,731,103)
Net unrealized appreciation (depreciation) of investments	$(2,718,105)	$(214,951)	$(28,428,030)

Permanent differences, primarily due to foreign currency reclasses, tax basis earning and profits adjustments, and distribution reclasses, resulted in reclassifications among the Funds' components of net assets at December 31, 2011, the Funds' last tax year end, as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Paid-in surplus	$(625)	$—	$(16,551,505)
Undistributed (Over-distribution of) net investment income	868,287	3,174,883	10,972,603
Accumulated net realized gain (loss)	(867,662)	(3,174,883)	5,578,902

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Funds' last tax year end, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid during the Funds' last tax year ended December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Distributions from net ordinary income *	$658,227	$3,397,611	$28,056,821
Distributions from long-term capital gains	—	—	10,623,137
Return of capital	4,173,264	8,769,112	17,909,475

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2011, the Funds' last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Global Income & Currency (GCF)
Expiration:
December 31, 2016	$3,232,706
December 31, 2017	2,772
Total	$3,235,478

During the Funds' last tax year ended December 31, 2011, the following Fund utilized capital loss carryforwards as follows:

Multi-Currency Short-Term Government Income (JGT)
Utilized capital loss carryforwards	$16,551,505

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Post-enactment losses:
Short-term	$1,103,256	$847,300	$—
Long-term	359,871	719,108	—

Nuveen Investments

The Funds have elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Funds' last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Post-October capital losses	$8,992	$326,116	$16,429,898
Late-year ordinary losses	34,533	—	13,104,524

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2012, the complex-level fee rate for these Funds was .1731%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to reimburse fees and expenses of Global Income & Currency (GCF) so that total annual operating expenses do not exceed 1.22% through August 1, 2012, of the Fund's average daily Managed Assets. The Adviser has not agreed to reimburse any fees and expenses of Global Income and Currency (GCF) beyond August 1, 2012.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

9. Subsequent Events

Investment Policy and Name Changes for Global Government Enhanced Income (JGG)

On August 1, 2012 (subsequent to the close of this reporting period), Global Government Enhanced Income (JGG)'s Board of Trustees approved repositioning the Fund and changing its investment policies to feature a multi-sector, global bond strategy. Global Government Enhanced Income (JGG)'s investment objective of high current income with a secondary objective of seeking capital preservation will remain unchanged. The Board of Trustees also approved changing the Fund's name to Nuveen Global Income Opportunities Fund. Shareholders received written notice of these changes, which will become effective on October 10, 2012.

Fund Reorganization and Name Change for Multi-Currency Short-Term Government Income (JGT)

On August 1, 2012 (subsequent to the close of this reporting period), Global Income & Currency (GCF)'s and Multi-Currency Short-Term Government Income (JGT)'s Board of Directors/Trustees approved a plan to reposition Multi-Currency Short-Term Government Income (JGT)'s portfolio and subsequently to merge Global Income & Currency (GCF) into Multi-Currency Short-Term Government Income (JGT). The Funds' Board of Directors/Trustees also approved changing Multi-Currency Short-Term Government Income (JGT)'s name to Nuveen Diversified Currency Opportunities Fund. The portfolio repositioning and subsequent merger does not require approval from Multi-Currency Short-Term Government Income (JGT) shareholders. Multi-Currency Short-Term Government Income (JGT) shareholders, however, will receive 60 days advance written notice before the name change is effective and the Fund begins repositioning its portfolio. Global Income & Currency (GCF) will hold a special shareholder meeting in the fourth quarter of 2012 on the proposed merger with Multi-Currency Short-Term Government Income (JGT).

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Advisor and Nuveen Asset Management, LLC (the "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including

Nuveen Investments

advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Nuveen Multi-Currency Short-Term Government Income Fund (the "Multi-Currency Fund"), which did not exist for part of the foregoing time frame).

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the

Nuveen Investments

composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results.

As noted above, each of the Funds had significant differences from its Performance Peer Group. Therefore, the Independent Board Members considered the Funds' performance compared to their benchmarks. In this regard, the Independent Board Members noted that the Nuveen Global Government Enhanced Income Fund (the "Global Government Fund") and the Global Income & Currency Fund Inc. (the "Global Income & Currency Fund") underperformed their benchmarks in the one-year period, but outperformed their benchmarks in the three-year period and first quarter of 2012. The Multi-Currency Fund underperformed its benchmark for the one-year period, but provided comparable performance to its benchmark in the three-year period and outperformed its benchmark for the first quarter of 2012. With respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members observed that the Global Government Fund and the Multi-Currency Fund each had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) in line with their peer averages. With respect to the Global Income & Currency Fund, the Board recognized that although such Fund's net expenses were slightly higher than those of its Peer Universe, its net management fees were in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar

Nuveen Investments

investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its

Nuveen Investments

affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  3-Month London Inter-Bank Offered Rate (LIBOR): The rate that contributor banks in London offer each other for three-month inter-bank deposits. The rate does not reflect sales charges or management fees.

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Citigroup Currency-Hedged World Government Bond Index: An unmanaged market-capitalization weighted index that tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Citigroup Non-U.S. World Government Bond Index: A market-weighted index designed to reflect the performance of the government fixed-income markets of 20 non-U.S. developed countries as of January 1999. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Directors/Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Shares Repurchased
GCF	268,024
JGG	—
JGT	88,785

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-G-0612D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2012	0		0	0

FEBRUARY 1-29, 2012	0		0	0

MARCH 1-31, 2012	0		0	268,024

APRIL 1-30, 2012	268,024	$14.85	268,024	0

MAY 1-31, 2012	0		0	0

JUNE 1-30, 2012	0		0	0

TOTAL	268,024

* The registrant’s annual repurchase program, for the repurchase of up to 5% of outstanding shares, was announced on March 2, 2012 and expired on April 11, 2012.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Global Income & Currency Fund Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2012